UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2011 (February 22, 2011)

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	27-3321250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 369-0550

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (“Form 8-K”), “we,” “us,” “our” and the “Company” refers to Allis-Chalmers Energy Inc. (formerly known as Wellco Sub Company) and its consolidated subsidiaries.

Item 1.02. Termination of  Material Definitive Agreement.

On February 23, 2011, Allis-Chalmers Energy Inc., a Delaware corporation (“Allis-Chalmers”), completed its merger (the “Merger”) with and into Wellco Sub Company (“Wellco”), a Delaware corporation and wholly owned subsidiary of Seawell Limited (“Seawell”), with Wellco continuing as the surviving entity under the name Allis-Chalmers Energy Inc.  The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of August 10, 2010, by and among Allis-Chalmers, Seawell and Wellco, as amended by the Amendment Agreement, dated as of October 10, 2010, by and among Allis-Chalmers, Seawell and Wellco (as so amended, the “Merger Agreement”).

In connection with the Merger, the Company terminated its Second Amended and Restated Credit Agreement by and among the Company, as borrower, the subsidiary guarantors party thereto, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto, by paying off the outstanding balance of $44,788,314.53.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that each outstanding share of the Company’s common stock was converted in the Merger into the right to receive cash or Seawell common shares and requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s common stock. In connection with the Merger, the NYSE submitted to the SEC a Form 25 to delist Allis-Chalmers’  common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Board of Directors

On February 23, 2011, effective as of the effective time of the Merger, pursuant to the Merger Agreement, Messrs. Munawar H. Hidayatallah, Saad Bargach, Alejandro P. Bulgheroni, Giovanni Dell’Orto, Victor F. Germack, James H. Hennessy, Robert E. Nederlander, John Reynolds and Zane Tankel resigned from the Company’s board of directors (the “Board”).

Effective as of the effective time of the Merger, the Board consists of the following individuals: Jørgen P. Rasmussen, Thorleif Egeli, Lars Bethuelsen and Max L. Bouthillette. Information regarding Mssrs. Rasmussen, Egeli, Bethuelsen and Bouthillette was previously reported in the proxy statement on Form DEFM14/A filed by the Company on January 25, 2011 under the caption “Management of Seawell After the Merger.”

Changes in Officers

Upon completion of the Merger, on February 23, 2011, the following individuals resigned from their respective officer positions with the Company: Mr. Hidayatallah as Chairman and Chief Executive Officer, Mr. Theodore F. Pound III as General Counsel and Secretary, Mr. Mark Patterson as Senior Vice President, Rental Services, and Mr. Carlos F. Etcheverry as Senior Vice President, Drilling and Completion. Mr. Victor M. Perez will continue with the Company under new terms of employment as Chief Financial Officer. Mr. Terry Keane will continue with the Company in his position as Senior Vice President, Oilfield Services.

Upon completion of the Merger on February 23, 2011, Mr. Rasmussen succeeded Mr. Hidayatallah as the Company’s President, Chief Executive Officer and Chairman of the Board. Mr. Bouthillette succeeded Mr. Pound as the Company’s General Counsel and Secretary. Mr. Egeli was elected as Senior Vice President and Chief Operations Officer, and Mr. Bethuelsen was elected as Senior Vice President, Mergers and Acquisitions.

Amendment to Employment Agreements

Effective as of February 22, 2011, in connection with the Merger, the employment agreements with each of Mr. Pound and Mr. Perez were amended to allow for lump sum severance payments. Pursuant to the amendments, Mr. Pound is entitled to receive total separation payments of $594,000.16, and Mr. Perez is entitled to receive total separation payments of  $653,999.84. The amendments to Mr. Pound’s and Mr. Perez’s employment agreements are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of Allis-Chalmers was held on February 23, 2011 (the “Special Meeting”). At the Special Meeting, Proposals 1 and 2 were approved by Allis-Chalmers’ stockholders. The proposals are described in detail in the definitive proxy statement/prospectus, as amended, filed by Allis-Chalmers with the SEC on January 25, 2011. At the Special Meeting, more than 50% percent of the shares of Allis-Chalmers’ common stock outstanding and 100% of the shares of Allis-Chalmers’ preferred stock entitled to vote as of the record date of January 14, 2011, were represented in person or by proxy. The voting results of the Special Meeting are set forth below.

Proposal 1 — Approval of Merger Agreement – Allis-Chalmers’ stockholders adopted the Merger Agreement. The voting results were 65,496,199 shares of common stock (including Allis-Chalmers’ preferred stock voting on an as-converted basis with the common stock as a single class, subject to the limitations described in the proxy statement) and 36,393 shares of preferred stock “FOR,” 568,500 shares of common stock and 0 shares of preferred stock “AGAINST,” and 61,466 abstentions.

Proposal 2 — Approval of Amendment to Certificate of Designations – Allis-Chalmers’ stockholders adopted the amendment to the Certificate of Designations. The voting results were 65,362,082 shares of common stock (including Allis-Chalmers’ preferred stock voting on an as-converted basis with the common stock as a single class, subject to the limitations described in the proxy statement) and 36,393 shares of preferred stock “FOR,” 568,085 shares of common stock and 0 shares of preferred stock “AGAINST,” and 177,998 abstentions.

Proposal 3 — Adjournment of Special Meeting to Solicit Additional Proxies if there is an Insufficient Number of Votes to Approve the Merger Agreement – Allis-Chalmers’ stockholders approved the proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there had been an insufficient number of votes at the time of such adjournment to approve the Merger Agreement. The voting results were 62,538,132 shares of common stock (including Allis-Chalmers’ preferred stock voting on an as-converted basis with the common stock as a single class, subject to the limitations described in the proxy statement) and 36,393 shares of preferred stock “FOR,” 3,037,663 shares of common stock and 0 shares of preferred stock “AGAINST,” and 550,371 abstentions.  Because sufficient proxies were returned, no proposal to adjourn or postpone the Special Meeting was made, and therefore no vote was held on this proposal.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

10.1	Amendment to Executive Employment Agreement, dated effective as of February 22, 2011, by and between the Company and Theodore F. Pound III.

10.2	Amendment to Executive Employment Agreement, dated effective as of February 22, 2011, by and between the Company and Victor M. Perez.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
(Registrant)

Date: February 28, 2011	By:	Victor M. Perez
Victor M. Perez
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number     Exhibit Description

10.1	Amendment to Executive Employment Agreement, dated effective as of February 22, 2011, by and between the Company and Theodore F. Pound III.

10.2	Amendment to Executive Employment Agreement, dated effective as of February 22, 2011, by and between the Company and Victor M. Perez.